DEBT FACILITY	12 Months Ended
Feb. 28, 2015
DEBT FACILITY [Abstract]
DEBT FACILITY

11. DEBT FACILITY

        The Company has established a long term credit facility with Comerica Bank and Export Development Canada. As at February 28, 2015, this asset based credit facility was for a total of $40,000 plus $4,000 for letters of credit and foreign exchange facilities. Credit availability is subject to ongoing compliance with borrowing covenants and short term assets on hand. The Company had drawn $32,400 on the facility as at February 28, 2015 [2014 – $15,000], and $1,864 against its letter of credit facility.

        The credit facility which was extended on January 6, 2014, matures on June 1, 2016 and is secured by a first priority charge on all of the assets of DragonWave and its principal direct and indirect subsidiaries. The terms of the credit facility include other customary terms, conditions, covenants, and representations and warranties, consistent with the facility already in place. Borrowing options under the credit facility include US dollar, Canadian dollar, and Euro loans. Interest rates vary with market rate fluctuations, with loans bearing interest in the range of 3% to 4% above the applicable base rates. Direct costs associated with obtaining the debt facility such as closing fees, registration and legal expenses have been capitalized and will be amortized over the 30 month term of the facility. During the year-ended February 28, 2014 the weighted average debt outstanding was $20,304 [2014 – $15,000] and the Company recognized $1,401 in interest expense related to the debt facility [2014 – $1,016] and expensed $187 in deferred financing cost [2014 – $622].

        The credit facility contains financial covenants including minimum tangible net worth requirements, holding a minimum of $10,000 within the Company's lenders (Comerica Bank) operating account, and minimum liquidity ratio requirements. The credit facility also imposes certain restrictions on the Company's ability to acquire capital assets above a threshold over a trailing six month period. Certain of the Company's assets, including accounts receivable, inventory, and equipment, are pledged as collateral.

        The Company was in breach of one of its covenants in February 2014, March 2014 and April 2014. DragonWave obtained a waiver for these breaches which eliminated any acceleration of repayment of the Company's obligation and amended the terms of the facility on May 13, 2014. The Company is in compliance with all covenants as at February 28, 2015.